                                                                   EXHIBIT 99.11

------------------------------------------------------------------------------------------------------------------------------
                                             OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                     )               DEBTOR IN POSSESSION OPERATING REPORT
                                                                           -------------------------------------
                                                           )
      MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES       )   REPORT NUMBER     12                       Page 1 of 3
                                                           )                         FOR THE PERIOD FROM  March 1, 2001
                                                           )                                          TO: March 31, 2001
                                                               ---------------------------------------------------------------
                                                           )
-----------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL                           )
-----------------------------------------------------------
                                                               SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
      Gross Sales
                                                               ----------------------
      Less Sales Returns and Discounts
                                                               ----------------------
          Net Sales                                                                                     -
                                                                                     --------------------
      Less:  Cost of Goods Sold

          Beginning Inventory at Cost                                               -
                                                               ----------------------
          Add:  Purchases
                                                               ----------------------
          Less:  Ending Inventory at Cost                                           -
                                                               ----------------------
              Cost of Goods Sold                                                                        -
                                                                                     --------------------
      Gross Profit                                                                                                           -
                                                                                                          --------------------

      Other Operating Revenue (Specify)                                                                                      -
                                                                                                          --------------------
Less:  Operating Expenses
      Officer Compensation
                                                               ----------------------
      Salaries & Wages - Other Employees
                                                               ----------------------
          Total Salaries & Wages                                                                        -
                                                                                     --------------------
          Employee Benefits                                                                             -
                                                                                     --------------------
      Payroll Taxes
                                                               ----------------------
      Real Estate Taxes (Personal Property Tax)
                                                               ----------------------
      Federal and State Income Taxes
                                                               ----------------------
          Total Taxes                                                                                   -
                                                                                     --------------------
      Rent and Lease Exp. (Real and Personal Property)                              -
                                                               ----------------------
      Interest Expense (Mortgage, Loan, etc.)                                       -
                                                               ----------------------
      Insurance
                                                               ----------------------
      Automobile Expense
                                                               ----------------------
      Utilities (Gas, Electric, Water, Telephone, etc.)
                                                               ----------------------
      Depreciation and Amortization
                                                               ----------------------
      Repairs and Maintenance
                                                               ----------------------
      Advertising                                                                   -
                                                               ----------------------
      Supplies, Office Expenses, Photocopies, etc.
                                                               ----------------------
      Bad Debts                                                                     -
                                                               ----------------------
      Miscellaneous Operating Expenses (Specify)                                                        -
                                                               ------------------------------------------
          Total Operating Expenses                                                                                           -
                                                                                                          --------------------

      Net Gain/(Loss) from Business Operations                                                                               -
                                                                                                          --------------------

B.  Not Related to Business Operations
      Income:
          Interest Income
                                                                                     ---------------------
          Other Non-Operating Revenues (Specify)
                                                                                     ---------------------
          Gross Proceeds on Sale of Assets
                                                               ----------------------
          Less:  Original Cost of Assets plus Expenses of Sale
                                                               ----------------------
              Net Gain/(Loss) on Sale of Assets
                                                                                     ---------------------
          Total Non-Operating Income
                                                                                                          --------------------
      Expenses Not Related to Business Operations:
          Legal and Professional Fees
                                                                                     ---------------------
          Other Non-Operating Expenses (Specify)
                                                                                     ---------------------
              Total Non-Operating Expenses                                                                                   -
                                                                                                          --------------------
      NET INCOME/(LOSS) FOR PERIOD                                                                                           -
                                                                                                          ====================

------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                             OPERATING REPORT                                         UST-4
------------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
Statement of Operations for the Period Mar. 31, 01
================================================================================




($000's)


REVENUES
     Sales                                                                                 69
     Rental revenues                                                                      755
                                                                                     --------
         Total  revenues                                                                  824

     Cost of goods sold                                                                    34
     Cost of rental operation                                                             135
                                                                                     --------
         Total cost of sales and rental                                                   169

         Gross profits                                                                    655

     Selling expense                                                                        -
     General & administration                                                             101
                                                                                     --------
         Total operating expenses                                                         101

         Operating profit                                                                 555

     Depreciation & amortization                                                          258
     Coporate Interest allocation                                                           -
     DIP Interest                                                                           -
     Other income & expenses                                                                -
                                                                                     --------

     Earnings before reorganization items & income tax provision                          297

     Reorganization items:
     Loss from sales of assets/Closing cost of facility                                     -
     Professional fees                                                                    607
     Provision for rejected executory contracts                                             -
     Interest earned on accumulated cash resulting from chapter 11 Proceeding              (3)
                                                                                     --------
         Total reorganization items                                                       604

         Income(loss) before income tax provision                                        (307)
     Income tax (benefits)                                                                  -
                                                                                     --------
         Net income (loss)                                                               (307)
                                                                                     ========

-------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 12
-------------------------------------------------------------------------------
                                                                    Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                --------------------------------------------
                                  Accounts Payable     Accounts Receivable
                                --------------------------------------------
Current       Under 30 days                        $0              $458,714
Overdue       31 - 60 days                         $0                $2,397
Overdue       61 - 90 days                     $1,969               $14,311
Overdue       91 - 120 days                        $0                    $0
Overdue       121 + days                     $124,082              $876,220
                                --------------------------------------------
Total                                        $126,051            $1,351,642
                                --------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:           SEE ATTACHED

-----------------------------------------------------------------------------------------------------------------
                       Frequency of                                                        Post-Petition
                       Payments per           Amount of                                  Payments Not Made
                                                                                    -----------------------------
  Creditor/Lessor     Lease/Contract        Each Payment        Next Payment Due        Number         Amount
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

      Gross Payroll Expense For Period                       $117,443 *SEE NOTE
                                                 ----------------------
      Gross Sales for Period Subject to Sales Tax            $161,359
                                                 ----------------------

                                        -------------------------------------------------------------------------
                                                                                        Post Petition Taxes
                                              Date Paid           Amount Paid *             Still Owing
                                        -------------------------------------------------------------------------
Federal Payroll and Withholding Taxes         3/30/2001              $25,977            $1,461
State Payroll and Withholding Taxes           3/30/2001              $6,461              $403
State Sales and Use Tax                       3/20/2001              $20,684            $6,858
Real Property Taxes                                                    $0                 $0
                                        -------------------------------------------------------------------------

                    * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                        -------------------------------------------------------------------------
                                              Carrier/              Amount of           Policy      Premium Paid
                                                Agent               Coverage           Exp. Date     Thru Date
                                        -------------------------------------------------------------------------
Worker's Compensation                        GULF INS CO                               10/1/2001     10/1/2001
Liability                                    GULF INS CO               SEE             10/1/2001     10/1/2001
Fire and Extended Coverage                   GULF INS CO            ATTACHED           10/1/2001     10/1/2001
Property                                     GULF INS CO      (Not filed with Form 8K) 10/1/2001     10/1/2001
Theft                                            CNA                                   10/1/2001     10/1/2001
Life (Beneficiary:________________)         TRANSAMERICA
Vehicle                                      GULF INS CO                               10/1/2001     10/1/2001
Other                                      INSURANCE WEST                              10/1/2001     10/1/2001

                                        -------------------------------------------------------------------------

                    *NOTE: PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP, AND IS ALLOCATED TO THE SUBSIDIARY INCURRING THE PAYROLL EXPENSE.
                             ALL PAYROLL TAXES ARE PAID BY ADP

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
MAR. 31, 2001 CREDIT FACILITY

                                                                                           MONTHLY           UNPAID
    BINDER     TAB                      DESCRIPTION                       COMPANY          PAYMENT        POST PETITION
   ---------  -----  ---------------------------------------------------  ---------------  ------------------------------
    CRF98       39   IBM Credit Corp - AS400/JBA Software                 Group                 7,866            7,866
      V         85   Xerox - Copier #C0H-010403                           Group - Acct            558                0
    CRF98       40   Pitney Bowes - Postage meter                         Four Star               167                0
    CRF98       12   Minolta Copier Corp - Copier/Fax                     Four Star               264                0
    CRF98       11   30 Warren Place Corp (NY rent)                       Four Star            20,190                0
    CRF98      11A   718 S. Fulton Ave (NY Storage)                       Four Star             6,875                0

                 DEBTOR IN POSSESSION OPERATING REPORT NO. 12
                                                                    Page 3 of 3

6. Questions:

    A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
         _____ : Yes  Explain: ____________________________________________
               X :No
    B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         _____ : Yes  Explain: ____________________________________________
               X  :No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                     -----------------------------------------------------------------------
                                                               Type           Post-Petition
                           Name of Professional            Professional       Unpaid Total**
                     -----------------------------------------------------------------------
                     Crossroads, LLC                  Turnaround management          72,000 Estimated
                     -----------------------------------------------------------------------
                     George Nicolais                  Financial advisor               4,543 Estimated
                     -----------------------------------------------------------------------
                     Klee Tuchin Bogdanoff & Stern    Counsel                        53,854 Estimated
                     -----------------------------------------------------------------------
                     Latham Watkins                   Counsel                             -
                     -----------------------------------------------------------------------
                     Stutman Treister                 Counsel                        27,955 Estimated
                     -----------------------------------------------------------------------
                     Imperial Capital, LLC            Financial advisor                   -
                     -----------------------------------------------------------------------
                     Holland & Knight                 Counsel                        44,179 Estimated
                     -----------------------------------------------------------------------
                     Ernst & Young                    Independent Auditors                -
                     -----------------------------------------------------------------------

                     **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A





9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------------------
                              Quarterly
       Quarterly            Disbursements      Quarterly                                                         Quarterly
     Period Ending           for Quarter          Fee              Date Paid        Amount Paid   Check No.   Fee Still Owing
----------------------------------------------------------------------------------------------------------------------------
               6/30/2000    $7,108,942.00      $24,500.00               7/31/2000    $24,500.00         2408
               9/30/2000    $7,208,343.00      $21,500.00              10/24/2000    $21,500.00         1395
              12/31/2000    $7,053,994.00      $21,000.00               1/26/2001    $21,000.00         1543
               3/31/2001    $5,307,500.00      $18,250.00               4/27/2001    $18,250.00         1643


----------------------------------------------------------------------------------------------------------------------------


I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: April 30, 2001                     Signed:  /s/ Ellen Gordon
                                                  -----------------

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE

                                                                          PAGE 1
                        CENTRAL DISTRICT OF CALIFORNIA

--------------------------------------------------------------------------------
------------------------------------
IN RE:                              )
                                    )                                     DEBTOR IN POSSESSION INTERIM STATEMENT
   Matthews Studio Equipment Group  )
                                    )                                                STATEMENT NO. 12
                             DEBTOR )                                          FOR THE PERIOD FROM: 03/01/01
                                    )                                                           TO: 03/31/01
                                    )
------------------------------------                   -----------------------------------------------------------------------------
CHAPTER 11 CASE NO. SV 00 13471 KL )                        General       Concentration      Payroll       Tax         Pre-Chapter
-----------------------------------                         Account          Account         Account     Account         Payroll
                                                       -----------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                       -----------------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements      $28,274,996.91   $21,386,126.24   $294,606.93    $0.00       $5,817,817.22

B.  Less: Total Disbursements Per All Prior
      Interim Statements                                 $28,274,996.91   $20,174,280.74   $294,606.93    $0.00       $5,814,309.85

                                                       -----------------------------------------------------------------------------

C.  Beginning Balance                                    $         0.00   $ 1,211,845.50   $      0.00    $0.00       $    3,507.37

                                                       -----------------------------------------------------------------------------
D.  Receipts During Current Period

     Per Attached Schedule (Not filed with Form 8K)      $ 1,021,017.77   $   933,006.10   $      0.00    $0.00           35,377.72

                                                       -----------------------------------------------------------------------------
E.  Balance Available                                    $ 1,021,017.77   $ 2,144,851.60   $      0.00    $0.00       $   38,885.09

                                                       -----------------------------------------------------------------------------
F.  Less: Disbursement During Period

     Per Attached Schedule (Not filed with Form 8K)      $ 1,021,017.77   $ 1,406,161.38   $      0.00    $0.00           31,198.03

                                                       -----------------------------------------------------------------------------
G.  Ending Balance                                       $         0.00   $   738,690.22   $      0.00    $0.00       $    7,687.06

                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
                                                          Investment       Professional         CD           5-Month CD
                                                           Account            Account        Account           Account
                                                       -----------------------------------------------------------------------------
A.  Total Receipts Per All Prior Interim Statements      $3,612,448.38    $2,597,183.48    $355,765.54    $14,066,090.22

                                                       -----------------------------------------------------------------------------

B.  Less: Total Disbursements Per All Prior
      Interim Statements                                 $2,894,352.56    $2,597,183.48    $330,765.54    $         0.00
                                                       -----------------------------------------------------------------------------

C.  Beginning Balance                                    $ 718,095.82     $        0.00    $ 25,000.00    $14,066,090.22

                                                       -----------------------------------------------------------------------------
D.  Receipts During Current Period

     Per Attached Schedule (Not filed with Form 8K)        264,220.76        199,688.27              -    $            -

                                                       -----------------------------------------------------------------------------
E.  Balance Available                                    $ 982,316.58     $  199,688.27    $ 25,000.00    $14,066,090.22

                                                       -----------------------------------------------------------------------------
F.  Less: Disbursement During Period

     Per Attached Schedule (Not filed with Form 8K)        199,688.27        199,688.27    $         -    $            -

                                                       -----------------------------------------------------------------------------

G.  Ending Balance                                       $ 782,628.31     $        0.00    $ 25,000.00    $14,066,090.22

                                                       -----------------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1)   General Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  4119052736
    (2)   Concentration Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952886
    (3)   Payroll Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952800
    (4)   Tax Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952851
    (5)   Pre-Chapter Payroll Account
          (a)  Western Security Bank 4100 W. Alameda Ave. Burbank, Ca.
          (b)  001064088
    (6)   Investment Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  BHS-072281
    (7)   Professional Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411953459
    (8)   Certificate of Deposit
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411956334
    (9)   5-Month Liquid Certificate of Deposit
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411955893

I.   Other Monies On Hand: None

I. Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated: April 30, 2001                 Signed: /s/ Ellen Gordon
---------------------                 ------------------------

--------------------------------------------------------------------------------